                                                                    EXHIBIT 25.1
                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE


                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)


                       HSBC BANK USA, NATIONAL ASSOCIATION
               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)


           New York                                              20-1177241
------------------------------                               -------------------
(Jurisdiction of incorporation                                (I.R.S. Employer
 or organization if not a U.S.                               Identification No.)
         national bank)


     452 Fifth Avenue, New York, NY
            (212) 525-5600                                        10018-2706
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            ---------------------------------------------------------
            (Name, address and telephone number of agent for service)


                            PAHC HOLDINGS CORPORATION
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


           Delaware                                               20-2297654
------------------------------                               -------------------
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)


          65 Challenger Road,
      Ridgefield Park, New Jersey                                    07660
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


                        15% Senior Secured Notes due 2010
                        ---------------------------------
                         (Title of Indenture Securities)

                                     General


Item 1. General Information.

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 Comptroller of the Currency, New York, NY.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 3-15. Not Applicable

Item 16. List of Exhibits

Exhibit

T1A(i)       (1)    Copy of the Articles of Association of HSBC Bank USA,
                    National Association.

T1A(ii)      (1)    Certificate of the Comptroller of the Currency dated July 1,
                    2004 as to the authority of HSBC Bank USA, National
                    Association to commence business.

T1A(iii)     (3)    Certificate of Fiduciary Powers dated August 18, 2004 for
                    HSBC Bank USA, National Association

T1A(iv)      (1)    Copy of the existing By-Laws of HSBC Bank USA, National
                    Association.

T1A(v)              Not applicable.

T1A(vi)      (2)    Consent of HSBC Bank USA, National Association required by
                    Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii)            Copy of the latest report of condition
                    of the trustee (December 31, 2004),
                    published pursuant to law or the
                    requirement of its supervisory or
                    examining authority.

T1A(viii)           Not applicable.

T1A(ix)             Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.

(2) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-113911 and incorporated herein by reference thereto.

(3) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-122063 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the th day of March, 2005.

                                            HSBC BANK USA, NATIONAL ASSOCIATION


                                            By: /s/ Herawattee Alli
                                                --------------------------------
                                                Herawattee Alli
                                                Assistant Vice President

                                                               EXHIBIT T1A (VII)

                               Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                               Federal Deposit Insurance Corporation
                               OMB Number: 3064-0052
                               Office of the Comptroller of the Currency
                               OMB Number: 1557-0081

--------------------------------------------------------------------------------

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL        Expires March 31, 2007

                                                          Please refer to page
                                                          i, Table of Contents,
                                                          for the required
                                                          disclosure of
                                                          estimated burden.

--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 2004

This report is required by law; 12 U.S.C.ss.324 (State member banks); 12 U.S.C.ss.1817 (State nonmember banks); and 12 U.S.C. ss.161 (National banks).


NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.


I,  Joseph R. Simpson, Controller
---------------------------------------------------
Name and Title of Officer Authorized to Sign Report


Of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have correct. been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.


   /s/ Joseph R. Simpson
---------------------------------------------------
Signature of Officer Authorized to Sign Report

                   2/9/05
---------------------------------------------------
Date of Signature



This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and



/s/ Sal H. Alfieri
---------------------------------------------------
Director (Trustee)

/s/ Bernard J. Kennedy
---------------------------------------------------
Director (Trustee)

/s/ Martin Glynn
---------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation
      (EDS), by modem or computer diskette; or


For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy for the completed report that the bank places in its files.

--------------------------------------------------------------------------------

b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.



FDIC Certificate Number         | 5 | 7 | 8 | 9 | 0 |
                                ---------------------
                                      (RCRI 9030)



---------------------------------------------------------------------
Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087) (Example: www.examplebank.com)


HSBC Bank USA, NATIONAL ASSOCIATION
---------------------------------------------------------------------
Legal Title of Bank (TEXT 9010)

Wilmington
---------------------------------------------------------------------
City (TEXT 9130)

DE 19801
---------------------------------------------------------------------
State Abbrev. (TEXT 9200) ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                               REPORT OF CONDITION

Consolidated domestic subsidiaries

HSBC Bank USA, National Association    of Buffalo
-------------------------------------------------
Name of Bank                              City


in the state of New York, at the close of business December 31, 2004



ASSETS

                                                                                                               Thousands of dollars
                                                                                                               --------------------

Cash and balances due from depository institutions:

a.  Non-interest-bearing balances currency and coin .........................................                            $2,623,961

b.  Interest-bearing balances ...............................................................                             2,697,821

    Held-to-maturity securities .............................................................                             3,729,507

    Available-for-sale securities ...........................................................                            14,538,586

    Federal funds sold and securities purchased under agreements to resell:

a. Federal funds sold in domestic offices ...................................................                               610,150

b. Securities purchased under agreements to resell ..........................................                             2,512,775
                                                                                                                        -----------

Loans and lease financing receivables:

    Loans and leases held for sale ..........................................................                            $1,745,329
                                                                                                                        -----------


    Loans and leases net of unearned income .................................................    $82,673,367


    LESS: Allowance for loan and lease losses ...............................................        786,894


    Loans and lease, net of unearned income, allowance, and reserve .........................                           $81,886,473

    Trading assets ..........................................................................                            19,240,333

    Premises and fixed assets ...............................................................                               590,686

Other real estate owned .....................................................................                                13,723

Investments in unconsolidated subsidiaries ..................................................                               264,804

Customers' liability to this bank on acceptances outstanding ................................                                70,011

Intangible assets: Goodwill .................................................................                             2,092,414

Intangible assets: Other intangible assets ..................................................                               349,713

Other assets ................................................................................                             5,329,988

Total assets ................................................................................                           138,296,274


LIABILITIES

Deposits:

    In domestic offices .....................................................................                            57,658,096

    Non-interest-bearing ....................................................................      7,589,162

    Interest-bearing ........................................................................     50,068,934

In foreign offices ..........................................................................                            23,620,455

    Non-interest-bearing ....................................................................        248,346

    Interest-bearing ........................................................................     23,372,109

Federal funds purchased and securities sold under agreements to repurchase:

a. Federal funds purchased in domestic offices ..............................................                             2,151,795

b. Securities sold under agreements to repurchase ...........................................                             1,732,827

Trading Liabilities .........................................................................                            12,074,962

Other borrowed money ........................................................................                            22,171,189

Bank's liability on acceptances .............................................................                                70,011

Subordinated notes and debentures ...........................................................                             3,529,099

Other liabilities ...........................................................................                             3,914,475
                                                                                                                        -----------
Total liabilities ...........................................................................                           126,922,909
                                                                                                                        -----------
Minority Interests in consolidated Subsidiaries .............................................                                   805
                                                                                                                        -----------

EQUITY CAPITAL

Perpetual preferred stock and related surplus ...............................................                                     0

Common Stock ................................................................................                                 2,000

Surplus .....................................................................................                             9,526,669

Retained earnings ...........................................................................                             1,838,639

Accumulated other comprehensive income ......................................................                                 5,252

Other equity capital components .............................................................                                     0

Total equity capital ........................................................................                            11,372,560

Total liabilities, minority interests and equity capital ....................................                           138,296,274
                                                                                                                        -----------